UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) On September 8, 2014, Christopher & Banks Corporation (the "Company") and its two subsidiaries, Christopher & Banks, Inc. and Christopher & Banks Company (collectively with the Company, the "Borrowers"), entered into an amendment (the "Amendment") to its existing credit facility (the "Credit Facility") with Wells Fargo Bank, National Association ("Wells Fargo") as Lender. (Capitalized terms not defined herein shall have the meaning provided for in the Amendment or the Credit Facility.)

The Amendment, among other changes, (i) extended the term of the Credit Facility to September 8, 2019; (ii) reduced the rates at which borrowings will generally accrue interest and reduced the commitment fee rate; (iii) modified the calculation of the Borrowing Base to provide for potential additional capacity; the Borrowing Base serves as a limit on the overall amount of revolving loans and letters of credit that may be outstanding at any one time under the Credit Facility; (iv) excluded from the limitation on store closings the consolidation of Christopher & Banks stores and CJ Banks stores into MPW stores; and (v) modified the definition of Payment Conditions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1
First Amendment, dated September 8, 2014, to the Seconded Amended and Restated Credit Agreement, dated July 12, 2012, by and among Christopher & Banks Corporation, Christopher & Banks, Inc. and Christopher & Banks Company and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: September 8, 2014	By:	/s/ Peter G. Michielutti
Peter G. Michielutti
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
September 8, 2014	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1
First Amendment, dated September 8, 2014, to the Seconded Amended and Restated Credit Agreement, dated July 12, 2012, by and among Christopher & Banks Corporation, Christopher & Banks, Inc. and Christopher & Banks Company and Wells Fargo Bank, National Association.

4